UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 3, 2015

Saia, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-49983	48-1229851
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11465 Johns Creek Parkway, Suite 400, Johns Creek, Georgia		30097
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	770-232-5067

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Stock Option Awards

On February 3, 2015 the Compensation Committee (the "Committee") of the Board of Directors of Saia, Inc. ("Company") granted stock options pursuant to Nonqualified Stock Option Agreements (the "Stock Option Agreements") under the Saia, Inc. First Amended and Restated 2011 Omnibus Incentive Plan (the "Plan") to certain officers of the Company.

The options granted under the Stock Option Agreements permit the optionee to purchase shares of common stock of Saia, par value $0.001 per share (the "Common Stock"), at an exercise price of $43.01 per share, the closing share price on the date of grant. The Stock Option Agreements each have a three-year cliff vesting schedule and a seven-year term, expiring on February 3, 2022.
A total of 117,600 options to purchase Common Stock were granted on February 3, 2015. The Company’s named executive officers (as reported in the Company’s 2014 proxy statement for the 2014 annual meeting of stockholders, plus Mr. Holzgrefe who became an executive officer in September 2014) received the following stock option grants:

Officer Officer Title Options Issued
Richard D. O’Dell President and Chief Executive Officer 41,950
Frederick J. Holzgrefe, III Vice President of Finance and Chief Financial Officer 13,110
Mark H. Robinson Vice President and Chief Information Officer 6,410
Brian A. Balius Vice President of Transportation 6,750
Sally R. Buchholz Vice President of Marketing and Customer Service 5,360

In the event of a Change in Control (as defined in the Plan), the outstanding options granted under the Stock Option Agreements shall immediately vest and become exercisable and shall remain outstanding in accordance with their terms, and notwithstanding the foregoing but after taking into account such accelerated vesting, the Committee may, in its sole discretion, provide for cancellation of the outstanding options at the time of the Change in Control in which case a payment of cash, property or a combination thereof shall be made to the optionee that is determined by the Committee in its sole and absolute discretion and that is equivalent in value to the consideration to be paid per share of Common Stock in the Change in Control, less the exercise price per share, and multiplied by the number of outstanding options thereunder.

Stock options granted under the Stock Option Agreements are generally non-transferable. The optionees are entitled to satisfy any federal, state or local tax withholding obligations through elections to have shares of Common Stock withheld from any payments under the Stock Option Agreements.
Unlike the Company’s previous form Non-Qualified Stock Option Agreements, the Stock Option Agreements contain restrictive covenants that prohibit any optionee from working for the Company’s LTL competitors for one year following such optionee’s termination and from soliciting the Company’s customers on behalf of competitors for two years following such optionee’s termination. Under the form Stock Option Agreement, Saia has the option to extend the non-compete period for an additional year upon payment to the optionee of an additional year of base salary.

Mr. Holzgrefe’s Stock Option Agreements expressly provides for an initial two-year non-compete period following his employment with the Company without any option to extend such non-compete period. The duration of Mr. Holzgrefe’s non-compete in the Stock Option Agreement is consistent with the duration of the non-compete clause in Mr. Holzgrefe’s Restricted Stock Agreement, dated September 10, 2014.
The Stock Option Agreement for Mr. O’Dell does not contain the restrictive covenants found in the form Stock Option Agreement because Mr. O’Dell’s Employment Agreement, dated as of October 24, 2006 (as amended), already contains restrictive covenants applicable to Mr. O’Dell following a termination of his employment with the Company.

The above description is qualified in its entirety by reference to the Form of Employee Nonqualified Stock Option Agreement (attached hereto as Exhibit 10.1), the Employee Nonqualified Stock Option Agreement with Mr. O’Dell (attached hereto as Exhibit 10.2), and the Employee Nonqualified Stock Option Agreement with Mr. Holzgrefe (attached hereto as Exhibit 10.3). The above description of Mr. Holzgrefe’s Restricted Stock Agreement is qualified in its entirety by reference to Exhibit 10.2 of Saia, Inc.’s Form 8-K (File No. 0-49983) filed on September 10, 2014, which is incorporated herein by reference. The above description of Mr. O’Dell’s Employment Agreement is qualified in its entirety by reference to Exhibit 10.1 of Saia, Inc.’s Form 8-K (File No. 0-49983) filed on October 30, 2006, as amended in Exhibit 10.1 of Saia, Inc.’s Form 8-K (File No. 0-49983) filed on October 29, 2008, and further amended by Exhibit 10.1 of Saia, Inc.’s Form 8-K (File No. 0-49983) filed on April 7, 2009), which are each incorporated herein by reference.

Severance Agreements

In combination with the new restrictive covenants in the Stock Option Agreements, the Company entered into Severance Agreements (the "Severance Agreements") with all the optionees under the Stock Option Agreements (other than Mr. O’Dell). The Severance Agreements provide for severance payments equal to 12 months of base salary for any employee whose employment with Saia is terminated without cause (as defined in the Severance Agreements). The employee is only eligible for the severance payments under the Severance Agreements upon the execution of a general release of all claims against the Company and so long as the employee has not breached any other agreement with the Company, including the restrictive covenants in the employee’s Stock Option Agreement.

Mr. Holzgrefe entered into a personalized Severance Agreement (the "Holzgrefe Severance Agreement") that differs from the form Severance Agreement in order to avoid double-payment of severance. Payments under the Holzgrefe Severance Agreement arising from a termination of employment prior to the first anniversary of Mr. Holzgrefe’s employment with the Company are to be reduced by the amount of such payments to be made under Section 6 of Mr. Holzgrefe’s Executive Severance Agreement, dated as of September 10, 2014 (the "Holzgrefe Executive Severance Agreement").

Mr. O’Dell did not receive a Severance Agreement because Mr. O’Dell’s Employment Agreement, dated as of October 24, 2006 (as amended) and his Amended and Restated Severance Agreement, dated as of October 24, 2006 (as amended) already provide a severance package for Mr. O’Dell.

The above description of the form Severance Agreement is qualified in its entirety by reference to the Form of Severance Agreement (attached hereto as Exhibit 10.4). The above description of the Holzgrefe Severance Agreement is qualified in its entirety by reference to the Holzgrefe Severance Agreement, dated as of February 3, 2015, between Saia, Inc., and Frederick J. Holzgrefe, III (attached hereto as Exhibit 10.5). The above description of the Holzgrefe Executive Severance Agreement is qualified in its entirety by reference to the Executive Severance Agreement, dated as of September 10, 2014, between Saia, Inc., and Frederick J. Holzgrefe, III, which is incorporated herein by reference to Exhibit 10.1 of Saia, Inc.’s Form 8-K (File No. 0-49983) filed on September 10, 2014.

Item 9.01 Financial Statements and Exhibits.

10.1 Form of Employee Nonqualified Stock Option Agreement.
10.2 Employee Nonqualified Stock Option Agreement, dated as of February 3, 2015, between Saia, Inc., and Richard D. O’Dell.
10.3 Employee Nonqualified Stock Option Agreement, dated as of February 3, 2015, between Saia, Inc., and Frederick J. Holzgrefe, III.
10.4 Form of Severance Agreement.
10.5 Severance Agreement, dated as of February 3, 2015, between Saia, Inc., and Frederick J. Holzgrefe, III.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saia, Inc.

February 9, 2015	By:	Frederick J. Holzgrefe, III

Name: Frederick J. Holzgrefe, III
Title: Vice President of Finance and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Form of Employee Nonqualified Stock Option Agreement.
10.2	Employee Nonqualified Stock Option Agreement, dated as of February 3, 2015, between Saia, Inc., and Richard D. O’Dell.
10.3	Employee Nonqualified Stock Option Agreement, dated as of February 3, 2015, between Saia, Inc., and Frederick J. Holzgrefe, III.
10.4	Form of Severance Agreement.
10.5	Severance Agreement, dated as of February 3, 2015, between Saia, Inc., and Frederick J. Holzgrefe, III.